July 1, 1997




The Gap, Inc. and
the LC Subsidiaries
referred to in the Credit
Agreement as defined below


	Re:	Credit Agreement dated as of August 1, 1995


Ladies and Gentlemen:

		Reference is made to that certain Credit Agreement, dated as of August 1, 1995, among The Gap, Inc., a Delaware corporation (the "Borrower"), the LC Subsidiaries parties thereto, the Lenders parties thereto, Citibank, N.A. ("Citibank"), as Issuing Bank, and Citicorp USA Inc. ("CUSA"), as Agent for the Issuing Bank and the Lenders, as amended by the Amendment to Credit Agreement, dated as of June 3, 1996 (such credit agreement, as so amended, being referred to herein as the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

		1.	The Borrower and LC Subsidiaries wish to terminate in full
the A Commitments and LC Commitments on the date hereof and to pay all fees and other amounts accrued as of the date hereof and payable under Sections
2.04 and 3.05 of the Credit Agreement. The parties hereto confirm that on the date hereof there are no A Advances or B Advances outstanding.

		2.	On the date hereof, (i) the amount of fees accrued and
payable under Section 2.04(a) of the Credit Agreement (relating to facility fees) is $38,219.18, (ii) the amount of fees accrued and payable under Section 2.04(b) of the Credit Agreement (relating to utilization fees payable) is $0.00, (iii) the amount of fees accrued and payable under Section 2.04(c) of the Credit Agreement (relating to commitment fees payable in relation to the Borrower's Consolidated Fixed Charge Coverage Ratio) is $0.00, (iv) the amount accrued and payable under Section 2.04(d) of the Credit Agreement (relating to additional interest payable in relation to the Borrower's Consolidated Fixed Charge Coverage Ratio) is $0.00, (v) the amount accrued and payable to the Agent pursuant to Section 1 of that certain fee letter dated as of February 1, 1996 relating to the Agent's fees is $30,000, (vi) the amount accrued and payable under Section 3.05(a) of the Credit Agreement (relating to Letter of Credit facility fees) is $53,506.85 and (vii) the amount accrued and payable under Section 3.05(b) of the Credit Agreement (relating to the Issuing Bank's fees) is $0.00 (the amounts referred to in this paragraph 2 being the "Payoff Amounts").

		3.	 The A Commitments and LC Commitments are and shall be
deemed terminated in full as of the date hereof and the Lenders, Issuing Bank and Agent shall have no further obligations to the Borrower or LC Subsidiaries under the Credit Agreement. Subject to (i) receipt by the Agent and the Issuing Bank, in immediately available funds, of the amounts comprising the Payoff Amounts and (ii) the satisfaction of the conditions specified in
Section 5.01 of the Credit Agreement, dated as of July 1, 1997, among the Borrower, certain subsidiaries of the Borrower, the banks and other financial institutions party thereto, Citibank, as issuing bank, and CUSA, as agent for the banks and issuing bank (the "364-Day Credit Agreement") and Section 4.01 of the Credit Agreement, dated as of July 1, 1997, among the Borrower, the banks and other financial institutions party thereto, and CUSA, as agent for the banks (the "Five-Year Credit Agreement" and, together with the 364-Day Credit Agreement, the "New Credit Agreements"), and to the effectiveness of such New Credit Agreements, including, without limitation, Section 3.10 of the 364-Day Credit Agreement, all Obligations of the Borrower and LC Subsidiaries under the Credit Agreement shall be deemed satisfied in full, except for any Obligations that the terms of the Credit Agreement provide shall survive the payment of the Obligations and the Revolver Termination Date or LC Termination Date, any and all of which shall continue to survive on the terms of the Credit Agreement.

		4.	This letter agreement may be signed in any number of
counterparts each of which shall represent one signed original of this letter agreement.

							Very truly yours,

						CITICORP USA INC., as Agent for the
						Lenders and Issuing Bank

						By             /s/ Marjorie Futornick
       							Name:  Marjorie Futornick
       							Title:    Vice President

Acknowledged and Agreed

THE GAP, INC.

By      /s/ Warren R. Hashagen
	Name:  Warren R. Hashagen
	Title:    Senior Vice President and
     		    Chief Financial Officer


THE LC SUBSIDIARIES:

BANANA REPUBLIC, INC.


By      /s/ Warren R. Hashagen
	Name:  Warren R. Hashagen
	Title:    Senior Vice President and
     		    Chief Financial Officer

GPS (GREAT BRITAIN) LIMITED


By      /s/ Anne B. Gust
	Name:  Anne B. Gust
	Title:    Director

GAP (CANADA) INC.


By      /s/ Warren R. Hashagen
	Name:  Warren R. Hashagen
	Title:    Senior Vice President and
     		    Chief Financial Officer

GAP INTERNATIONAL SOURCING LIMITED


By      /s/ Warren R. Hashagen
	Name:  Warren R. Hashagen
	Title:    Director

GAP INTERNATIONAL SOURCING PTE. LTD.


By      /s/ Warren R. Hashagen
	Name:  Warren R. Hashagen
	Title:    Director

GAP (JAPAN) K.K.

By      /s/ Warren R. Hashagen
	Name:  Warren R. Hashagen
	Title:    Director